SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made and entered into this ______ day of ________________, 20__, by and between PCS EDVENTURES!.COM, INC., an Idaho corporation (“Borrower”), and _____________________________ (“Lender”).

R E C I T A L S

The Borrower has issued and delivered to Lender a Promissory Note (“Note”) as of the date of this Agreement.  Pursuant to the Note, the Borrower has agreed to grant a security interest in and to the Collateral (as defined in this Agreement), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, FOR AND IN CONSIDERATION OF THE NOTE, BORROWER HEREBY AGREES AS FOLLOWS:

Borrower hereby grants to and for the benefit of the Lender, its successors and assigns, if any, a security interest in all of the Borrower’s right, title and interest in and to the following Collateral, to secure the payment of ____________________________ ($________), pursuant to the Note dated ___________________, 20__:

That portion or percentage of the Borrower’s Intellectual Property which the principal amount of the Note bears to the fair market value of all Intellectual Property of the Borrower.  “Intellectual Property” of the Borrower is defined to mean all trademarks, registered or unregistered, marks, logos, business names, proprietary computer software, curriculum, copyrighted material, registered or unregistered, trade names, patents and patent applications, and all general intangibles relating to the foregoing.  Notwithstanding the foregoing, Intellectual Property shall not include any license, property or contract right the granting of a security in which would be prohibited by law or contract.

The security interest granted hereby is to secure payment and performance of the liabilities and obligations of the Borrower to the Lender as specified and created pursuant to the Note.

Borrower hereby warrants and covenants:

A.

Borrower is competent and authorized to enter into this Agreement and is now  the owner of the Collateral, free and clear from any adverse lien, security interest or encumbrance except to the extent of the security interest granted hereby, and except to the extent of other security interests which Borrower may grant as security for any other loans similar to the loan of the Lender secured by the percentage or portion of the Collateral granted to any other such lender in addition to that granted to the Lender pursuant to this Agreement.

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B.

The Collateral will not be transferred or assigned by the Borrower without the Lender’s express written consent; provided, however, that Lender’s consent is not required in connection with licensing of the Collateral for use or sublicensing by third parties in the ordinary course of Borrower’s business.  Lender’s rights under this Agreement may not be assigned without the express written consent of the Borrower.  Borrower may assign its obligations to make payment under this Agreement and the Note without prior notice to or consent of the Lender.

C.

Borrower shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as or in the Borrower’s reasonable business judgment may be necessary and appropriate to protect the Collateral.

D.

An event of default shall be an event of default under the Note.

E.

Except for the filing of a financing statement pursuant to Idaho law with the Secretary of State for the State of Idaho to perfect the security interest created hereunder, which the Borrower agrees to file as an accommodation to Lender, any other filing or notice of the security interest created hereby with any other state or federal agency, and such further filing or notice to perfect the security interest, shall be undertaken by the Lender.  If Lender makes any such additional notice or filing, Lender shall send a copy thereof to Borrower.

F.

So long as Borrower is not in default or Borrower’s right or Lender’s right to the Collateral has not been exercised, Borrower shall have full use of and authority to use, or to grant licenses to third parties to use and/or to sublicense the use of, the Collateral in the ordinary course of its business.

G.

Upon performance of the obligations of the Borrower pursuant to the Note, the Lender shall promptly execute and file any and all such documents, or present the same to the Borrower, as may be necessary to release the Lender’s security interest in the Collateral created pursuant to this Agreement.

Dated the day and year first above written.

PCS EDVENTURES!.COM, INC.

By

Its CEO

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